As filed with the Securities and Exchange Commission on July 26, 2006

Registration No. 333-133550

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Amendment No. 5 to

FORM SB-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

HANDHELD ENTERTAINMENT, INC.
(Name of Small Business Issuer in Its Charter)

Delaware	5064	98-0430675
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

539 Bryant Street, Suite 403
San Francisco, California 94107
(Address and Telephone Number of Principal Executive Offices)
(Address of Principal Place of Business
or Intended Principal Place of Business)

Jeff Oscodar
Chief Executive Officer
Handheld Entertainment, Inc.
539 Bryant Street, Suite 403
San Francisco, California 94107
(415) 495-6470
(Name, Address and Telephone Number of Agent for Service)

Copies to:

Harvey J. Kesner, Esq. Olshan Grundman Frome Rosenzweig & Wolosky LLP 65 East 55th Street New York, New York 10022 (212) 451-2300	Joel D. Mayersohn, Esq. Arnstein & Lehr LLP 200 East Las Olas Boulevard, Suite 1700 Fort Lauderdale, Florida 33301 (954) 713-7600

As soon as practicable after the effective date of this registration statement
(Approximate Date of Proposed Sale to the Public)

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

SIGNATURES

In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form SB-2 and authorized this registration statement to be signed on its behalf by the undersigned, in the city of San Francisco, State of California, on July 26, 2006.

HANDHELD ENTERTAINMENT, INC.
By:	/s/ Jeff Oscodar
Jeff Oscodar President and Chief Executive Officer

In accordance with the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ Jeff Oscodar	President, Chief Executive Officer and Director (Principal Executive Officer)	July 26, 2006

Jeff Oscodar

/s/ William J. Bush	Acting Chief Financial Officer (Principal Financial and Accounting Officer)	July 26, 2006

William J. Bush

*	Director	July 26, 2006

Carl Page

*	Director	July 26, 2006

Bill Keating

*	Director	July 26, 2006

Geoff Mulligan

*	Director	July 26, 2006

Nathan Schulhof

*	Signed by Jeff Oscodar as attorney-in-fact

EXHIBIT INDEX

Exhibit Number		Description
1	.1**	Form of Underwriting Agreement
2.1		Agreement of Merger and Plan of Reorganization, dated as of February 10, 2006, by and among the Company, HHE Acquisition, Inc. and Handheld Entertainment, Inc. (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 13, 2006)
3.1		Certificate of Incorporation of the Company (incorporated herein by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 8, 2006)
3.2		Certificate of Amendment to Certificate of Incorporation of the Company, changing name to Handheld Entertainment, Inc. (incorporated herein by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K filed with the SEC on February 13, 2006)
3.3		Bylaws of the Company (incorporated herein by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K filed with the SEC on February 8, 2006)
5	.1**	Opinion of Olshan Grundman Frome Rosenzweig & Wolosky LLP
10.1		Handheld Entertainment, Inc. 2003 Stock Option/Stock Issuance Plan, as amended (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 13, 2006)
10.2		Form of Private Placement Subscription Agreement (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on February 13, 2006)
10.3		Form of Handheld Entertainment, Inc. Registration Rights Agreement (incorporated herein by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on February 13, 2006)
10.4		Amended and Restated Security Agreement, dated as of July 31, 2005, by and between Eastech Electronics (Taiwan), Inc. and Handheld Entertainment, Inc. (incorporated herein by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on February 13, 2006)
10.5		Amended and Restated Accounts Receivable Financing and Escrow Agreement, dated as of July 31, 2005, by and among Eastech Electronics (Taiwan), Inc., Handheld Entertainment, Inc. and Niesar Curls Bartling LLP (incorporated herein by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the SEC on February 13, 2006)
10.6		Employment Agreement, dated as of September 1, 2004, by and between Handheld Entertainment, Inc. and Jeffrey Oscodar (incorporated herein by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed with the SEC on February 13, 2006)
10.7		Agreement, dated as of January 26, 2006, by and between Nekei, LLC and Handheld Entertainment, Inc. (incorporated herein by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K filed with the SEC on February 13, 2006)
10.8		Form of Director and Officer Indemnification Agreement (incorporated herein by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K filed with the SEC on February 13, 2006)

Exhibit Number		Description
10.9		Letter from Scott Sutherland, dated as of February 10, 2006, resigning as a director and officer of the Company and its direct and indirect subsidiaries (incorporated herein by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K filed with the SEC on February 13, 2006)
10.10		Form of Lockup Agreement (incorporated herein by reference to Exhibit 10.10 to the Company’s Current Report on Form 8-K filed with the SEC on February 13, 2006)
10.11		Placement Agent Agreement, dated January 25, 2006, between Handheld Entertainment, Inc. and Newbridge Securities Corporation (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 24, 2006)
10.12		Form of Placement Agent Warrant (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on February 24, 2006)
10.13		Independent Consulting Agreement, effective as of February 1, 2006, between Handheld Entertainment, Inc. and The Del Mar Consulting Group, Inc. (incorporated herein by reference to Exhibit 10.13 to the Company’s Registration Statement on Form SB-2 (Registration No. 333-133215) filed with the SEC on April 11, 2006)
10	.14**	Employment Agreement, dated as of June 26, 2006, between Handheld Entertainment, Inc. and William J. Bush
10	.15**	Form of Representatives Warrant
10	.16**	Employment Agreement, dated as of June 26, 2006, between Handheld Entertainment, Inc. and Jeff Oscodar
14		Code of Ethics (incorporated herein by reference to Exhibit 14 to the Company’s Registration Statement on Form SB-2 (Registration No. 333-133215) filed with the SEC on April 11, 2006)
23	.1**	Consent of Salberg & Company, P.A.
23	.2**	Consent of Olshan Grundman Frome Rosenzweig & Wolosky LLP (included in Exhibit 5.1)
24	.1**	Power of Attorney (included on signature page)
99	.1*	Consent of Dr. Carl Goldfischer
99	.2*	Consent of David F. Hadley
99	.3*	Consent of Harvey J. Kesner

*	Filed herewith

**	Previously filed